UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   August 24, 2017

HASBRO, INC.

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(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island		02861
(Address of principal executive offices)		(Zip Code)

(401) 431-8697

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (sec. 240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [   ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2015, Hasbro, Inc. (the “Company”), and its subsidiary Hasbro SA (together the “Borrowers”), entered into a Second Amended and Restated Revolving Credit Agreement (the “Amended Agreement”) with: (i) Bank of America, N.A. (“Bank of America”), as Administrative Agent, Swing Line Lender, L/C Issuer and a Lender, and (ii) the other Lenders party thereto.

The Amended Agreement provided for a $700 million revolving credit facility through March 30, 2020.

Section 2.16 of the Amended Agreement sets forth a procedure pursuant to which the Company can request that the Lenders under the Amended Agreement increase the committed facility available to the Company from $700 million to $1 billion in aggregate.  Pursuant to Section 2.16 the Company has proposed to increase the aggregate size of the committed facility to $1 billion. The Lenders party to the Increase Supplement, dated August 24, 2017 (the “Increase Supplement”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, were invited by the Company to participate, and agreed to participate, in the increase in the aggregate borrowing commitment to $1 billion.

Effective as of August 24, 2017 the Amended Agreement now provides for a $1 billion committed revolving credit facility through March 30, 2020. The current Lenders under the Amended Agreement, and their respective commitments, are set forth in the Increase Supplement filed with this report.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1 Increase Supplement, dated as of August  24, 2017, by and among Hasbro, Inc., Hasbro SA, Bank of America, N.A., and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC. (Registrant)

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: August 28, 2017

Hasbro, Inc.

Current Report on Form 8-K

Dated August 28, 2017

Exhibit Index

Exhibit No.                             Exhibits

10.1     Increase Supplement, dated as of August 24, 2017, by and among Hasbro, Inc., Hasbro SA, Bank of America, N.A., and the other lenders party thereto.